COLUMBIA FUNDS SERIES TRUST

MORTGAGE- AND ASSET-BACKED PORTFOLIO

(the “Fund”)

Supplement dated September 13, 2011 to the

Fund’s prospectus, dated August 1, 2011

1.	The section of the prospectus for the Fund entitled “Investment Adviser and Portfolio Manager(s)” is deleted in its entirety and replaced with the following disclosure:

Investment Adviser	Portfolio Manager
Columbia Management Investment Advisers, LLC	Michael W. Zazzarino Manager. Service with the Fund since 2007.

2.	The section of the prospectus for the Fund entitled “Management of the Fund – Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Manager

Information about the Adviser’s portfolio manager who is primarily responsible for overseeing the Fund’s investments is shown in the table below. The SAI provides more information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Michael W. Zazzarino

Manager. Service with the Fund since 2007.

Portfolio Manager of the Adviser. From 2005 until joining the Adviser in May 2010, Mr. Zazzarino was associated with the Fund’s previous investment adviser or its predecessors as an investment professional. Mr. Zazzarino began his investment career in 1988 and earned a B.S. from Lafayette College and an M.B.A. from Columbia University.

Shareholders should retain this Supplement for future reference.

C-1126-1 A (9/11)